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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): SEPTEMBER 21, 2007
                              (SEPTEMBER 17, 2007)

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                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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             NEVADA                        0-6428                 88-0105586
  (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


             980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV           89014
                 (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective on September 21, 2007 the Company's wholly owned subsidiary, ASI Capital Corporation ("Subsidiary"), sold two 24% Term Notes payable by an unaffiliated borrower with aggregate outstanding principal of $148,083. The notes were purchased by Davric Corporation, a company controlled by our President and Director, Jerry E. Polis. The cash price received for the notes was $155,362 representing the outstanding principal and accrued unpaid interest at the stated rate of 24% per annum through September 21, 2007. The Subsidiary waived late fees of $2,809 owing by the unaffiliated borrower.

The two loans were made in the ordinary course of business in May and July 2007. The unaffiliated borrower has requested modifications of note terms unacceptable to the Subsidiary and while the purchaser may make modifications after the sale, the sale is without recourse and without any participation. The note sale was approved by the Board of Directors on September 17, 2007.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As more fully described in Item 1.01 above, on September 21, 2007 the Company disposed of notes receivable with a principal balance of $148,083 to a related party. No gain or loss was recognized on the sale.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 17, 2007 the Board of Directors accepted the resignation of Dawayne
R. Jacobs from our board of directors. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices.

On September 17, 2007 the Board of Directors established committee compensation for the Company's audit committee at the rate of $50 per meeting during fiscal 2007 and $100 per meeting commencing in fiscal 2008. Members of the Subsidiary's loan committee are to be paid at the same rate.

ITEM 8.01.    OTHER EVENTS

On September 17, 2007, the Board of Directors established an Audit Committee consisting of two members, Richard A. Fait and Gerald L. Ehrens. The Board determined that Mr. Fait and Mr. Ehrens are "independent directors" as that term is defined in NASDAQ National Stock Market rules and Rule 10A-3 of the Securities Exchange Act of 1934 and that Mr. Fait is an "audit committee financial expert" as that term is defined in Item 407 of Regulation S-B promulgated by the SEC. Mr. Fait was appointed as the chair of the Audit Committee. The Board adopted an audit committee charter attached hereto as
Exhibit 99.2.


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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number            Description of Exhibit

99.1 Purchase Agreements By and Between ASI Capital Corporation and Davric Corporation and related Note Endorsements dated effective September 21, 2007.

99.2    Audit Committee Charter adopted September 17, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASI TECHNOLOGY CORPORATION

Date:  September 21, 2007                   /S/ JERRY E. POLIS
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                                            Jerry E. Polis
                                            President



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